Curt Anastasio, CEO and President May 26, 2011 2011 Master Limited Partnership Investor Conference Exhibit 99.1

Statements contained in this presentation that state management’s expectations or predictions of the future are forward-looking statements as defined by federal securities law. The words “believe,” “expect,” “should,”
“targeting,” “estimates,” and other similar expressions identify forward-
looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements.  We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s and NuStar GP
Holdings, LLC’s respective annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission and available on NuStar’s websites at www.nustarenergy.com and
www.nustargpholdings.com.
Forward Looking Statements

NuStar Overview 3

NuStar Energy L.P. (NYSE: NS) is
a leading publicly traded
partnership with a market
capitalization of around $4.0 billion
and an enterprise value of
approximately $6.3 billion
NuStar GP Holdings, LLC (NYSE:
NSH) holds the 2% general
partner interest, incentive
distribution rights and 15.6% of the
common units in NuStar Energy
L.P. with a market capitalization of
around $1.5 billion
Two Publicly Traded Companies
NS NSH
IPO Date: 4/16/2001 7/19/2006
Unit Price (05/20/11): $62.09 $36.22
Annual Distribution/Unit: $4.30 $1.92
Yield (05/20/11): 6.93% 5.30%
Market Capitalization: $4,012 million $1,542 million
Enterprise Value $6,304 million $1,551 million
Credit Ratings – Moody’s Baa3/Stable n/a
S&P and Fitch BBB-/Stable n/a
82.9%
Membership Interest
82.4%
L.P. Interest
Public Unitholders
35.3 Million NSH Units
Public Unitholders
54.4 Million NS Units
17.1%
Membership
Interest
2.0% G.P. Interest
15.6% L.P. Interest
Incentive Distribution Rights
William E. Greehey
7.3 Million NSH Units
NYSE:  NSH
NYSE: NS

Large and Diverse Geographic Footprint
with Assets in Key Locations
Asset Stats:
Operations in eight different
countries including the U.S.,
Mexico, the Netherlands,
including St. Eustatius in
the Caribbean, England,
Ireland, Scotland, Canada
and Turkey.
Own 90 terminal and
storage facilities
Over 94 million barrels of
storage capacity
8,417 miles of crude oil and
refined product pipelines
2 asphalt refineries and a
fuels refinery  capable of
processing 118,500 bpd of
crude oil

43%
35%
22%
Percentage of 2010
Segment Operating Income
Approximately 78% of NuStar Energy’s 2010 segment operating income came from fee-based transportation and storage segments
Approximately 75% of 2011 segment operating income should come from fee-
based transportation and storage segments
Storage: 43%
Transportation: 35%
Refined Product Terminals
Crude Oil Storage
Refined Product Pipelines*
Crude Oil Pipelines
Asphalt & Fuels Marketing: 22%
Asphalt
Fuels Marketing
Product Supply, Bunkering and Fuel Oil
Marketing
Diversified Operations from Three
Business Segments
*  Includes primarily distillates, gasoline, propane, jet fuel, ammonia and other light products.  Does not include natural gas. 6

Distributions for both NS and NSH have grown every year since IPO’s…
Expect 2011 distribution growth rate to be higher than 2010

NS Distribution ($ per Unit) NSH Distribution ($ per Unit)
~6.6% CAGR
~9.9% CAGR
* Annualized Distribution
*
*
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
$2.75
$2.95
$3.20
$3.37
$3.60
$3.84
$4.09
$4.245
$4.28
2006 2007 2008 2009 2010
$1.38
$1.58
$1.73
$1.87
$2.40
$1.28

Storage Segment Overview 8

Storage Segment EBITDA ($ in Millions)
Storage Contract Renewals (% of Revenues)
1 Year
or Less
1 to 3
Years
3 to 5
Years
Greater
Than 5
Years
2011 Storage Segment
EBITDA Expected to be Higher than 2010
2006 2007 2008 2009 2010
$162
$177
$208
$242
$256
30%
42%
13%
15%
2011 Outlook
Full year 2011 segment EBITDA expected to be $25 to $35 million higher than 2010
2
Full year of EBITDA  from May 2010 Mobile, AL terminal acquisition and St. Eustatius terminal
acquisition that closed in February 2011
quarter 2011 segment EBITDA should be slightly higher than 2 nd
quarter 2010
project completed in 4
th
quarter 2010; partial year of EBITDA from Turkey terminal
Benefits from St. James Phase 1 storage project should begin in 3 rd
quarter 2011
nd

Plan to expand our St. James, Louisiana
terminal in two phases
Phase 1 – Third-Party Crude Oil Storage
Construct 3.2 million barrels of crude oil storage
Projected CAPEX of $125 to $145 million, with projected average annual
EBITDA of $15 to $25 million
Expected in-service 3
rd
quarter 2011
Phase 2 – Third-Party Crude Oil Storage
Project in early planning stages
Should be similar in size to Phase 1 project
Could grow in size based on customer demand
Expected in-service last half of 2012

Plan to construct new tanks for distillate
service at our St. Eustatius terminal
Construct one million barrels of new storage for distillate service
Interested customers include several large oil companies
Projected CAPEX of $45 to $55 million, with projected average annual EBITDA of $5 to $10 million
Expected in-service 3   quarter 2012

rd

Transportation Segment Overview 12

Transportation Segment EBITDA ($ in Millions)
2010 Pipeline Receipts by Commodity
Lower throughputs should cause
Transportation Segment EBITDA to be down in 2011
Gasoline
29%
Other*
13%
*Other includes ammonia, jet fuel, propane, naphtha
and light end refined products
Crude Oil
40%
Distillate
18%
2011 Outlook
Full year 2011 segment EBITDA expected to be $10 to $20 million lower than 2010
$1-$5 million of additional EBITDA from internal growth projects.  Eagle Ford shale crude project with Koch Pipeline Company should increase throughputs 30,000 BPD and should be completed in mid-2011.
Throughputs projected to be down ~8%.  Heavy customer refinery turnaround schedule and changing market conditions could negatively impact throughputs
Tariff increase of 6.9%, effective July 1, 2011, includes a 2.65% FERC approved index adjustment factor that will be applicable on an annual basis through June 30, 2016
2 quarter 2011 segment EBITDA should be $5 to $10 million lower than 2 quarter 2010 nd
nd
2006 2007 2008 2009 2010
$170
$176
$186
$190
$199

Transportation Segment Assets in close
proximity to key Shale Formations
Shale Development Strategy should increase
Transportation Segment Throughputs
Shale Development Strategy
There are key shale developments located in NuStar’s Mid-Continent and Gulf
Coast regions, including the Eagle Ford, Bakken, Granite Wash, Barnett, and
Niobrara
Our strategy is to optimize and grow the existing asset base, and maximize the value of the assets located in or near shale developments

Two Eagle Ford Shale Projects have been
announced to date….expect to announce
additional projects in the near future
Previously discussed Pipeline Connection & Capacity Lease Agreement with Koch Pipeline
In April 2011, announced the signing of a LOI with TexStar Midstream
Services to develop a new pipeline system
TexStar plans to construct a 65-mile, 12-inch pipeline to transport crude and condensate from Frio County, TX to Three Rivers, TX
Pipeline should be interconnected with a new storage facility to be constructed at Three Rivers, TX by NuStar
Plan to connect storage facility to NuStar’s existing 16-inch pipeline that can transport 200,000 BPD to NuStar’s Corpus Christi North Beach storage terminal
Expected in-service date of system 2Q 2012
Currently in discussions with several parties regarding the potential of converting some of our underutilized assets into Eagle Ford, Granite Wash and Barnett shale service

Asphalt & Fuels Marketing Segment Overview 16

Earnings from recent refinery acquisition as well as
improved earnings in Asphalt and Fuels Marketing
operations should lead to improved segment results
Asphalt & Fuels Marketing
U.S. East Coast Product Margin ($ per barrel)

2009
Actual
2008
Actual
2000-2007
Average
2011 Outlook
April 2011 San Antonio refinery acquisition already contributing to 2011 earnings
Comparable to slightly lower asphalt demand more than offset by tight supply
Full year benefit from new U.S. heavy fuels and bunker fuels markets entered in 2010
2
nd
quarter 2011 segment EBITDA should be $40 to $45 million higher than 2 nd
quarter 2010
Full year 2011 segment EBITDA expected to be $45 to $55 million higher than 2010
EBITDA (MM$)
2010
Actual
2006 2007 2008 2009 2010
$80
$111
$127
$27
$22
$37
$10
$37
$90
$70
$74
Asphalt
Fuels Marketing
$3.78
$8.75
$6.37
$7.73

San Antonio Refinery acquisition immediately
accretive to Distributable Cash Flow
Approximately 70% of current refinery production of 12,000 BPD is hedged over the next three to four years
Expect refinery to generate $30 to $40 million of EBITDA and $20 to $30 million of distributable cash flow per year over the life of the hedges
$18 to $22 million of EBITDA and $12 to $16 million of
distributable cash flow projected for 2011
14,500 BPD refinery acquired for $41
million
Processes crude and condensate from
Eagle Ford shale formation
Produces and sells jet fuel, ULSD,
naphtha, reformate and LPG’s

Financial Overview 19

3/31/11 Revolver Availability
NuStar Revolver Availability close to $300 million….
Credit Metrics improving as earnings increase
Total Bank Credit $1,222
Less:
Borrowings (421)
Letters of Credit
Go Zone Financing (294)
Other (5)
Revolver Availability $502
Standard & Poor’s: BBB - (Stable
Outlook)
Moody’s: Baa3 (Stable Outlook)
Fitch: BBB- (Stable Outlook)
Debt/EBITDA (3/31/11): 4.4x
Debt/Capitalization (3/31/11): 47%
Credit Ratings/Metrics
(Dollars in Millions)
5.0x Revolver Debt/EBITDA covenant limits true Revolver availability to
~$300 million at 3/31/11

No Significant Debt Maturities Until 2012
No significant debt maturities until 2012 at which time the revolver and some senior notes become due
New Credit Revolver terms & pricing seem to be improving as economy improves
Current plan is to hold off closing on a new Revolver until 2012
$290 million worth of GO Zone financing matures in 2038 – 2040
Debt structure approximately 40% fixed rate – 60% variable rate
Entered into $200 million Equity Distribution Agreement on May 23, 2011
Debt Maturities as of March 31, 2011
(Millions $)
0
250
500
750
1000
1
806
480
350
450
290

$20
$13
$49
$107
$159
$210
$14
$20
$31
$23
$27
$73
$43
$94
2009 Actual 2010 Actual 2011 Forecast
Acquisitions
Corporate
Asphalt & Fuels Marketing
Storage
Transportation
2011 Total Spending on Internal Growth Projects &
Acquisitions currently projected to be around
$450 million

(
Dollars in Millions)
$164
$262
$457

High quality, large and diverse asset footprint supporting energy infrastructure both in the U.S. and internationally
Contracted fee-based storage and transportation assets provide stable cash flows, delivering 78% of 2010 operating income
Fourth largest independent liquids terminal operator in the world
Diverse and high quality customer base composed of large integrated oil companies, national oil companies and refiners
Strong balance sheet, credit metrics and commitment to maintain investment grade credit ratings
Lower cost of capital than majority of peers
Experienced and proven management team with substantial equity ownership and industry experience
Recognized nationally for safety and environmental record as well as one of the best places to work
Why Invest in NuStar?

25 Appendix

Reconciliation of Non-GAAP Financial
Information: Transportation Segment

(Unaudited, Dollars in Thousands)
The following is a reconciliation of operating income to EBITDA for the Transportation Segment:
2006 2007 2008 2009 2010
Operating income 122,714 $          126,508 $            135,086 $          139,869 $            148,571 $
Plus depreciation and amortization expense 47,145 49,946 50,749 50,528 50,617
EBITDA 169,859 $          176,454 $            185,835 $          190,397 $            199,188 $
Projected incremental operating income range $  1,000  - 4,000
Plus projected incremental depreciation and
amortization expense range 0  - 1,000
Projected incremental EBITDA range $  1,000  - 5,000
The following is a reconciliation of projected decrease in operating income to projected decrease in EBITDA:
Projected decrease in operating income ($ 5,000 - 10,500) ($ 10,000 - 20,500)
Plus projected incremental depreciation and
amortization expense range 0 - 500 0 - 500
Projected decrease in EBITDA range ($ 5,000 - 10,000) ($ 10,000 - 20,000)
Three Months
Ended
June 30, 2011
Year Ended
December 31,
2011
Year Ended December 31,
NuStar Energy L.P. utilizes two financial measures, EBITDA and distributable cash flow, which are not defined in United States generally accepted accounting principles (GAAP). Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. EBITDA in the following reconciliations relate to our reportable segments or a portion of a reportable segment. We do not allocate general and administrative expenses to our reportable segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP. Neither
EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income. They should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.
Year Ended
December 31,
2011
The following is a reconciliation of projected incremental operating income to projected incremental EBITDA related to our internal growth program:

Reconciliation of Non-GAAP Financial
Information: Storage Segment

(Unaudited, Dollars in Thousands)
The following is a reconciliation of operating income to EBITDA for the Storage Segment:
2006 2007 2008 2009 2010
Operating income 108,486 $           114,635 $                     141,079 $           171,245 $             178,947 $
Plus depreciation and amortization expense 53,121                 62,317                           66,706                 70,888                   77,071
EBITDA 161,607 $           176,952 $                     207,785 $           242,133 $             256,018 $
Projected incremental operating income range $ 16,500  -  25,500
Plus projected incremental depreciation and
        amortization expense range      8,500  -  9,500
Projected incremental EBITDA range $ 25,000  -  35,000
St. James, LA
Terminal
Expansion
Phase 1
St. Eustatius
Distillate
Project
Projected annual operating income range $ 11,000  -  20,000 $  4,000  -  8,000
Plus projected annual depreciation and
        amortization expense range      4,000  -  5,000      1,000  -  2,000
Projected annual EBITDA range $ 15,000  -  25,000 $ 5,000  -  10,000
The following is a reconciliation of projected annual operating income to projected annual EBITDA for certain projects in our storage segment related to our internal growth program:
The following is a reconciliation of projected incremental operating income to projected incremental EBITDA:
Year Ended December 31,
Year Ended
December 31, 2011
NuStar Energy L.P. utilizes two financial measures, EBITDA and distributable cash flow, which are not defined in United States generally accepted accounting principles (GAAP). Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. EBITDA in the following reconciliations relate to our reportable segments or a portion of a reportable segment. We do not allocate general and administrative expenses to our reportable segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP. Neither EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income. They should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.

Reconciliation of Non-GAAP Financial Information:
Asphalt and Fuels Marketing Segment

(Unaudited, Dollars in Thousands)
Asphalt
Operations
Fuels Marketing
Operations
Asphalt and
Fuels Marketing
Segment
Operating income 53,977 $                   36,884 $                   90,861 $
Plus depreciation and amortization expense
20,164 93                              20,257
EBITDA
74,141 $                   36,977 $                   111,118 $
Asphalt
Operations
Fuels Marketing
Operations
Asphalt and
Fuels Marketing
Segment
Operating income
50,710 $                   9,919 $                     60,629 $
Plus depreciation and amortization expense
19,463 -                                  19,463
EBITDA
70,173 $                   9,919 $                     80,092 $
Year Ended
December 31, 2007
Year Ended
December 31, 2006
Asphalt
Operations
Fuels Marketing
Operations
Asphalt and
Fuels Marketing
Segment
Asphalt and Fuels
Marketing
Segment
Asphalt and Fuels
Marketing
Segment
Operating income
76,267 $                   36,239 $                   112,506 $               21,111 $                        26,815 $
Plus depreciation and amortization expense
14,182 552                            14,734 423 -
EBITDA
90,449 $                   36,791 $                   127,240 $               21,534 $                        26,815 $
NuStar Energy L.P. utilizes two financial measures, EBITDA and distributable cash flow, which are not defined in United States generally accepted accounting principles (GAAP). Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. EBITDA in the following reconciliations relate to our reportable segments or a portion of a reportable segment.
We do not allocate general and administrative expenses to our reportable segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP. Neither EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income. They should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.
The following tables reconcile operating income to EBITDA for asphalt operations and fuels marketing operations in our asphalt and fuels marketing segment:
Year Ended December 31, 2010
Year Ended December 31, 2009
Year Ended December 31, 2008

Reconciliation of Non-GAAP Financial Information:
Asphalt and Fuels Marketing Segment (continued)

(Unaudited, Dollars in Thousands)
The following is a reconciliation of projected incremental operating income to projected incremental EBITDA:
Projected incremental operating income range $ 39,500 - 44,000 $ 43,000 - 52,000
Plus projected incremental depreciation and
amortization expense range 500 - 1,000 2,000 - 3,000
Projected incremental EBITDA range $ 40,000 - 45,000 $ 45,000 - 55,000
Annually Over
Life of Hedges
Year Ended
December 31, 2011
Projected incremental operating income range $ 26,000  - 34,000 $ 17,000  - 20,000
Plus projected incremental depreciation
and amortization expense range 4,000  - 6,000 1,000  - 2,000
Projected incremental EBITDA range $ 30,000  - 40,000 $ 18,000  - 22,000
Less projected allocations for distributable
cash flow purposes (10,000) (6,000)
Projected incremental distributable cash
flow range $ 20,000  - 30,000 $ 12,000  - 16,000
The following is a reconciliation of projected incremental operating income to projected incremental EBITDA to projected distributable cash flow for the San Antonio Refinery acquisition:
Three Months
Ended
June 30, 2011
Year Ended
December 31, 2011
NuStar Energy L.P. utilizes two financial measures, EBITDA and distributable cash flow, which are not defined in United States generally accepted accounting principles
(GAAP). Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. EBITDA in the following reconciliations relate to our reportable segments or a portion of a reportable segment. We do not allocate general and administrative expenses to our reportable segments because those expenses relate primarily to the overall management at the entity level. Therefore,
EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP. Neither EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income.  They should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP.